Transactions with Related Parties Loan Transactions with Related Parties (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Loans and Leases Receivable, Related Parties [Roll Forward]
Balance, January 1,	$ 3,792	$ 3,952
New loans and advances on lines	2,372	2,058
Repayments	(2,601)	(1,904)
Other, net	0	(314)
Balance, December 31,	3,563	3,792
Loan Commitments and Available Lines of Credit, Related Party	$ 1,083	$ 814